UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
7652 Las Vegas Blvd. S.  #1
Las Vegas, NV 89123
 (Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2017

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

November 21, 2017

Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 29th Anniversary
The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 29th Anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (September 30, 2017)(1)
The annualized average total returns of the Reynolds Blue Chip Growth Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through September 30, 2017 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	16.44%	9.51%	11.30%
The Standard & Poor’s 500 Index(2)	18.61%	14.22%	7.44%

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

____________

As stated in the Prospectus dated January 31, 2017 the expense ratio of the Fund is 1.86%.
____________

Web Site
Our website is www.reynoldsfunds.com. At our website you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that many stocks are currently selling at attractive valuations based on historical valuation measures. One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued in 2017. The economic recovery has been affected by a number of factors that are continuing to alter the pace and composition of growth.

The U.S. economy in 2017 has been affected by low inflation, stronger business and consumer confidence and spending, low unemployment, low interest rates and stronger worldwide economic growth. The U.S. economy is growing at a slightly lower than ideal rate. Unemployment was 4.9% in 2016, 5.3% in 2015, and 6.2% in 2014. Currently, unemployment is 4.1%, a 17-year low. Unemployment is estimated to average 4.4% in 2017 and to average 4.0% for 2018. U.S. Gross Domestic Product (GDP) increased 1.5% in 2016, 2.9% in 2015, 2.4% in 2014, 1.5% in 2013 and 2.3% in 2012. GDP increased at an inflation-adjusted annual rate of 3.0% in the quarter ended September 30, 2017. GDP is estimated to increase at an inflation-adjusted annual rate of 2.5% in the quarter ended December 31, 2017. GDP is forecasted to increase 2.2% for the year ended December 31, 2017 and to increase 2.6% in 2018.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs. Inflation, as measured by the Consumer Price Index, increased 1.3% in 2016, 0.1% in 2015, 1.6% in 2014, 1.5% in 2013 and 2.7% in 2012. U.S. inflation increased 2.0% in the quarter ended September 30, 2017.  Inflation is estimated to increase 1.9% in the quarter ended December 31, 2017. Inflation is forecast to increase 2.1% for the year ended December 31, 2017 and to increase 2.2% in 2018.

We believe there are some current and potential economic and investment negatives at the present time: (1) although worldwide economic growth has strengthened, it continues at a slower than ideal rate; (2) growth in Brazil, Japan, Mexico and Russia has been weak; (3) some central banks may begin reducing some of their accommodative policies; (4) there is a widening disparity between higher and lower income levels; (5) productivity growth remains weaker than ideal; (6) Great Britain leaving the European Union (“Brexit”) continues to cause uncertainty; and (7) problems with the Middle East and North Korea.

We believe some current and potential economic and investment positives are: (1) small business  confidence and spending is strong; (2) monetary policy, financial conditions and increased fiscal stimulus including increased infrastructure spending are supportive of growth; (3) the U.S. economy has grown in the last thirty two quarters and growth should continue in 2018; (4) manufacturing and services orders are strong; (5) the rise in residential property values has added to net worth and households have strengthened their balance sheets; (6) the labor market continues to tighten and unemployment is forecast to be 4.4% in 2017 and 4.0% in 2018; (7) consumer confidence and spending is strong; (8) although the Federal Reserve will probably be raising interest rates near term, interest rates will still be very low by historical standards; (9) gasoline prices remain low; (10) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in capital spending and in merger and acquisition activity; (11) businesses have been able to use the credit markets to strengthen their balance sheets; (12) the regulatory environment for business has been improving; (13) many companies are repurchasing their shares; (14) lower taxes are likely; (15) current valuations of many stocks are reasonable taking into consideration inflation and interest rates; (16) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (17) many central banks worldwide continue with monetary stimulus to boost growth; (18) worldwide economic growth has been strengthening and (19) there has not been a significant rise in global inflationary pressures.

The World Economy
The global economic recovery that started in mid-2009 has been strengthening in 2017. The world economy is forecast to increase 3.3% in 2017 and to increase 3.3% in 2018 after increasing 2.7% in 2016, 2.8% in 2015, 2.7% in 2014, 3.0% in 2013 and 2.7% in 2012.

The Eurozone’s GDP is forecast to increase 2.3% in 2017 and to increase 2.1% in 2018, after increasing 1.7% in 2016, 1.5% in 2015, 0.9% in 2014, and decreasing -0.4% in 2013 and -0.5% in 2012. The United Kingdom’s GDP is forecast to increase 1.5% in 2017 and to increase 1.7% in 2018 after increasing 1.8% in 2016, 2.3% in 2015, 2.8% in 2014, 1.7% in 2013 and 0.3% in 2012.

Among larger industrialized economies, Canada’s GDP is forecast to increase 3.0% in 2017 and to increase 2.1% in 2018 after increasing 1.4% in 2016, 1.9% in 2015, 2.5% in 2014, 2.0% in 2013 and 1.8% in 2012.  Japan’s GDP is forecast to increase 1.6% in 2017 and to increase 1.0% in 2018 after increasing 1.0% in 2016, 1.5% in 2015, decreasing -0.1% in 2014, and increasing 1.5% in 2013 and 1.9% in 2012. Korea’s GDP is forecasted to increase 3.4% in 2017 and to increase 4.0% in 2018 after increasing 2.8% in 2016, 2.6% in 2015, 3.3% in 2014, 3.0% in 2013 and 2.0% in 2012.

The largest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China.  China currently has the second strongest growth among “developing economies.” It is also currently the world’s second fastest growing major economy. China’s population is approximately 18.5% of the world’s total population of approximately 7.5 billion.  In the second quarter of 2010, China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate. China’s GDP is forecast to increase 6.8% in 2017 and to increase 6.4% in 2018, after increasing 6.7% in 2016, 6.9% in 2015, 7.4% in 2014, 7.1% in 2013 and 7.7% in 2012.

India’s population is approximately 17.9% of the world’s population. India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy. India’s GDP is forecast to increase 7.1% in 2017 and to increase 6.6% in 2018 after increasing 7.9% in 2016, 7.2% in 2015, 6.9% in 2014, 4.6% in 2013 and 5.0% in 2012.

Brazil is Latin America’s largest economy. GDP is forecast to increase 0.6% in 2017 and to increase 2.0% in 2018, after decreasing -3.6% in 2016, -3.9% in 2015, and increasing 0.1% in 2014, 2.3% in 2013 and 0.9% in 2012.  Russia’s GDP is forecast to increase 1.9% in 2017 and to increase 2.0% in 2018, after decreasing -0.2% in 2016, decreasing -3.7% in 2015, and increasing 0.7% in 2014, 1.0% in 2013 and 3.4% in 2012.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1)(2) as of September 30, 2017

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped some of the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.
(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.
(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund. The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are available on our website – Reynoldsfunds.com:  You can access current information about your investment holdings via our website, reynoldsfunds.com. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing: Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund: As often as desired – no charge.

NASDAQ symbols: Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

____________

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2017.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com and on the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

Some industries that were held in the Reynolds Blue Chip Growth Fund that underperformed the S&P 500 Index (the Blue Chip Fund’s benchmark) during the Fund’s fiscal year (twelve months ended September 30, 2017) were: (1) Basic Resources, (2) Energy, (3) Gold, (4) Media, and (5) Retail. Some of the Fund’s individual holdings that underperformed the benchmark were: (1) Alaska Air, (2) Merck, (3) Newmont Mining, (4) Nordstrom, (5) Qualcomm, (6) Pfizer, (7) Schlumberger, (8) Starbucks, (9) Target, and (10) Walt Disney.

Some of the Blue Chip Fund’s strongest industry performers during this period were: (1) Aerospace and Defense, (2) Health, (3) Internet, (4) Lodging, (5) Semiconductors, and (6) Technology. In addition, good individual stock selection was an important contributor to the Blue Chip Fund’s performance.  Examples were: (1) Adobe, (2) Ali Baba, (3) Alphabet (Google), (4) Amazon, (5) Apple, (6) Boeing, (7) Caterpillar, (8) Facebook, (9) Federal Express, (10) Marriott, (11) Microsoft, (12) Netflix, (13) Nvidia, and (14) Rockwell Automation.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX (1)

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of Reynolds Blue Chip Growth Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	9/30/17	4/1/17	9/30/17	4/1/17-9/30/17(1)
Actual Expenses(2)	1.98%	$1,000.00	$1,096.40	$10.41
Hypothetical Example for Comparison Purposes
(5% return before expenses)	1.98%	$1,000.00	$1,015.13	$10.01

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns of 9.64% for the six month-period ended September 30, 2017.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS:
Investments in securities, at value (cost $51,372,865)	$67,586,428
Receivable from investments sold	3,898,241
Prepaid expenses	41,673
Dividends and interest receivable	16,871
Receivable from shareholders for purchases	3,620
Total assets	71,546,833
LIABILITIES:
Payable for investments purchased	1,873,773
Payable to adviser for management fees	57,287
Payable for distribution expenses	17,592
Payable to Board of Directors	6,000
Payable to shareholders for redemptions	582
Other liabilities	97,329
Total liabilities	2,052,563
NET ASSETS	$69,494,270
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 1,212,246 shares outstanding	$49,839,629
Net unrealized appreciation on investments	16,213,563
Accumulated undistributed net realized gain on investments	3,450,621
Accumulated net investment loss	(9,543)
Net assets	$69,494,270
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($69,494,270 ÷ 1,212,246 shares outstanding)	$57.33

SCHEDULE OF INVESTMENTS
September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS — 96.1% (a)
COMMON STOCKS — 95.9% (a)
Aerospace & Defense — 1.5%
The Boeing Company	2,600	$660,946
General Dynamics Corporation	700	143,906
Hexcel Corporation	800	45,936
L3 Technologies, Inc.	700	131,901
Mercury Systems, Inc.*	900	46,692
United Technologies Corporation	200	23,216
		1,052,597
Air Freight & Logistics — 0.6%
BEST, Inc. — ADR*	4,700	56,259
C.H. Robinson Worldwide, Inc.	700	53,270
FedEx Corporation	1,200	270,696
United Parcel Service, Inc., Class B	400	48,036
		428,261
Airlines — 1.0%
Alaska Air Group, Inc.	600	45,762
Allegiant Travel Company	1,200	158,040
American Airlines Group, Inc.	3,500	166,215
Ryanair Holdings plc — SP-ADR*	300	31,626
Southwest Airlines Company	3,500	195,930
Spirit Airlines, Inc.*	700	23,387
United Continental Holdings, Inc.*	800	48,704
		669,664

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS — 96.1% (a) (Continued)
COMMON STOCKS — 95.9% (a) (Continued)
Auto Components — 0.5%
Lear Corporation	1,500	$259,620
Magna International, Inc.	1,300	69,394
		329,014
Automobiles — 3.3%
Tesla, Inc.*	6,600	2,251,260
Thor Industries, Inc.	400	50,364
		2,301,624
Banks — 0.8%
Bank of America Corporation	8,000	202,720
Citigroup, Inc.	1,800	130,932
PNC Financial Services Group, Inc.	400	53,908
Royal Bank of Canada	600	46,410
Signature Bank*	500	64,020
SunTrust Banks, Inc.	400	23,908
		521,898
Beverages — 0.3%
Coca-Cola Femsa, S.A.B. de C.V. — SP-ADR	500	38,565
Constellation Brands, Inc., Class A	100	19,945
Diageo plc — SP-ADR	300	39,639
National Beverage Corporation*	700	86,835
PepsiCo, Inc.	400	44,572
		229,556
Biotechnology — 4.8%
AbbVie, Inc.	2,000	177,720
Alexion Pharmaceuticals, Inc.*	2,800	392,812
Alnylam Pharmaceuticals, Inc.*	1,300	152,737
Amgen, Inc.	2,400	447,480
Biogen, Inc.*	1,000	313,120
Bluebird Bio, Inc.*	900	123,615
Celgene Corporation*	700	102,074
Clovis Oncology, Inc.*	1,400	115,360
Exact Sciences Corporation*	300	14,136
Gilead Sciences, Inc.	1,000	81,020
Incyte Corporation*	1,100	128,414
Insmed, Inc.*	1,000	31,210
Juno Therapeutics, Inc.*	3,000	134,580
La Jolla Pharmaceutical Company*	300	10,434
Loxo Oncology, Inc.*	800	73,696
NewLink Genetics Corporation*	2,300	23,414
PTC Therapeutics, Inc.*	6,700	134,067
Puma Biotechnology, Inc.*	2,100	251,475
Regeneron Pharmaceuticals, Inc.*	300	134,136
Sage Therapeutics, Inc.*	700	43,610
Sarepta Therapeutics, Inc.*	1,400	63,504
Seattle Genetics, Inc.*	800	43,528
Tesaro, Inc.*	2,000	258,200
United Therapeutics Corporation*	100	11,719
Vertex Pharmaceuticals, Inc.*	400	60,816
		3,322,877
Capital Markets — 2.3%
Ameriprise Financial, Inc.	1,000	148,510
CBOE Holdings, Inc.	3,000	322,890
The Charles Schwab Corporation	1,000	43,740
CME Group, Inc.	1,800	244,224
E*TRADE Financial Corporation*	1,900	82,859
The Goldman Sachs Group, Inc.	600	142,314
Interactive Brokers Group, Inc., Class A	2,400	108,096
Moody’s Corporation	1,000	139,210
Nasdaq, Inc.	1,200	93,084
Raymond James Financial, Inc.	800	67,464
T. Rowe Price Group, Inc.	300	27,195
TD Ameritrade Holding Corporation	2,700	131,760
Virtus Investment Partners, Inc.	400	46,420
		1,597,766
Chemicals — 0.7%
Albemarle Corporation	500	68,155
FMC Corporation	1,200	107,172
Huntsman Corporation	700	19,194
LyondellBasell Industries N.V., Class A	2,000	198,100
Praxair, Inc.	300	41,922
Westlake Chemical Corporation	900	74,781
		509,324
Commercial Services & Supplies — 1.3%
Cintas Corporation	2,700	389,556
Copart, Inc.*	4,200	144,354
KAR Auction Services, Inc.	900	42,966
Waste Connections, Inc.	4,200	293,832
		870,708
Communications Equipment — 1.2%
Applied Optoelectronics, Inc.*	3,200	206,944
Arista Networks, Inc.*	600	113,766
Cisco Systems, Inc.	3,300	110,979
F5 Networks, Inc.*	300	36,168
Harris Corporation	1,000	131,680
Motorola Solutions, Inc.	2,300	195,201
Oclaro, Inc.*	1,800	15,534
Palo Alto Networks, Inc.*	300	43,230
		853,502
Construction Materials — 0.1%
Vulcan Materials Company	300	35,880

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS — 96.1% (a) (Continued)
COMMON STOCKS — 95.9% (a) (Continued)
Consumer Finance — 0.2%
American Express Company	1,500	$135,690

Consumer Services — Diversified — 1.1%
New Oriental Education &
Technology Group, Inc. — SP-ADR	5,000	441,300
TAL Education Group — ADR	10,300	347,213
		788,513
Electrical Equipment — 0.5%
Acuity Brands, Inc.	600	102,768
Eaton Corporation plc	1,800	138,222
Rockwell Automation, Inc.	500	89,105
		330,095
Electronic Equipment,
Instruments & Components — 2.3%
Amphenol Corporation, Class A	2,600	220,064
Avnet, Inc.	800	31,440
CDW Corporation of Delaware	2,200	145,200
Cognex Corporation	1,600	176,448
Coherent, Inc.*	900	211,653
Control4 Corporation*	2,500	73,650
FLIR Systems, Inc.	2,800	108,948
IPG Photonics Corporation*	1,700	314,602
Littelfuse, Inc.	100	19,588
Rogers Corporation*	400	53,312
TE Connectivity, Ltd.	500	41,530
Trimble, Inc.*	400	15,700
Universal Display Corporation	900	115,965
VeriFone Systems, Inc.*	4,400	89,232
		1,617,332
Energy Equipment & Services — 0.2%
Halliburton Company	1,800	82,854
Schlumberger, Ltd.	700	48,832
		131,686
Financial Services — Diversified — 0.3%
Berkshire Hathaway, Inc., Class B*	1,200	219,984

Food & Staples Retailing — 1.5%
Casey’s General Stores, Inc.	400	43,780
Costco Wholesale Corporation	5,200	854,308
PriceSmart, Inc.	1,300	116,025
United Natural Foods, Inc.*	900	37,431
		1,051,544
Food Products — 0.1%
J & J Snack Foods Corporation	200	26,260
Kellogg Company	100	6,237
		32,497
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	2,800	149,408
ABIOMED, Inc.*	1,000	168,600
Align Technology, Inc.*	2,400	447,048
Baxter International, Inc.	2,400	150,600
Edwards Lifesciences Corporation*	1,500	163,965
ICU Medical, Inc.*	900	167,265
Intuitive Surgical, Inc.*	200	209,176
Medtronic plc	800	62,216
Zimmer Biomet Holdings, Inc.	800	93,672
		1,611,950
Health Care Providers & Services — 2.8%
Aetna, Inc.	1,700	270,317
AmerisourceBergen Corporation	1,400	115,850
Anthem, Inc.	1,900	360,772
Centene Corporation*	4,173	403,821
Cigna Corporation	300	56,082
Community Health Systems, Inc.*	2,800	21,504
Express Scripts Holding Company*	4,100	259,612
HCA Holdings, Inc.*	600	47,754
Humana, Inc.	400	97,452
Laboratory Corporation of America Holdings*	200	30,194
McKesson Corporation	600	92,166
Molina Healthcare, Inc.*	400	27,504
Quest Diagnostics, Inc.	700	65,548
UnitedHealth Group, Inc.	500	97,925
		1,946,501
Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.*	5,500	78,265
athenahealth, Inc.*	600	74,616
Cerner Corporation*	2,200	156,904
		309,785
Hotels, Restaurants & Leisure — 2.1%
Bob Evans Farms, Inc.	200	15,502
Carnival Corporation	700	45,199
Domino’s Pizza, Inc.	900	178,695
Las Vegas Sands Corporation	3,600	230,976
Marriott International, Inc., Class A	1,980	218,315
McDonald’s Corporation	300	47,004
MGM Resorts International	2,800	91,252
Norwegian Cruise Line Holdings, Ltd.*	800	43,240
Papa John’s International, Inc.	400	29,228
Starbucks Corporation	1,900	102,049
Wyndham Worldwide Corporation	500	52,705
Wynn Resorts, Ltd.	1,500	223,380
Yum! Brands, Inc.	2,400	176,664
		1,454,209

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS — 96.1% (a) (Continued)
COMMON STOCKS — 95.9% (a) (Continued)
Household Durables — 0.7%
D.R. Horton, Inc.	5,300	$211,629
iRobot Corporation*	400	30,824
KB Home	800	19,296
Lennar Corporation, Class A	700	36,960
SodaStream International, Ltd.*	800	53,160
Toll Brothers, Inc.	1,000	41,470
Whirlpool Corporation	500	92,220
		485,559
Household Products — 0.1%
Church & Dwight Company, Inc.	2,000	96,900

Insurance — 0.3%
Aon plc	800	116,880
eHealth, Inc.*	400	9,556
Willis Towers Watson plc	500	77,115
		203,551
Internet & Direct Marketing Retail — 11.5%
Amazon.com, Inc.*	4,500	4,326,075
Blue Apron Holdings, Inc., Class A*	3,000	16,350
Ctrip.com International, Ltd. — ADR*	900	47,466
Expedia, Inc.	3,305	475,722
Netflix, Inc.*	9,400	1,704,690
Overstock.com, Inc.*	3,500	103,950
PetMed Express, Inc.	400	13,260
The Priceline Group, Inc.*	700	1,281,574
Wayfair, Inc., Class A*	200	13,480
		7,982,567
Internet Software & Services — 15.7%
58.Com, Inc. — ADR*	1,700	107,338
Akamai Technologies, Inc.*	600	29,232
Alibaba Group Holding, Ltd. — SP-ADR*	15,800	2,728,818
Alphabet, Inc., Class A*	1,500	1,460,580
Alphabet, Inc., Class C*	2,200	2,110,042
Baidu, Inc. — SP-ADR*	5,600	1,387,064
eBay, Inc.*	3,400	130,764
Facebook, Inc., Class A*	9,300	1,589,091
IAC/InterActiveCorp*	1,300	152,854
NetEase, Inc. — ADR	600	158,286
Nutanix, Inc., Class A*	1,200	26,868
SINA Corporation*	800	91,720
Tencent Holdings, Ltd. — ADR	7,200	316,188
VeriSign, Inc.*	1,100	117,029
Weibo Corporation — SP-ADR*	1,300	128,622
Yelp, Inc.*	600	25,980
YY, Inc. — ADR*	700	60,746
Zillow Group, Inc., Class C*	6,700	269,407
		10,890,629
IT Services — 6.6%
Accenture plc, Class A	2,200	297,154
Alliance Data Systems Corporation	200	44,310
Amdocs, Ltd.	900	57,888
Automatic Data Processing, Inc.	400	43,728
Cognizant Technology Solutions
Corporation, Class A	1,800	130,572
DXC Technology Company	900	77,292
Fiserv, Inc.*	1,100	141,856
FleetCor Technologies, Inc.*	300	46,431
Gartner, Inc.*	2,000	248,820
Jack Henry & Associates, Inc.	800	82,232
MasterCard, Inc., Class A	8,700	1,228,440
Paychex, Inc.	800	47,968
PayPal Holdings, Inc.*	6,000	384,180
Square, Inc., Class A*	1,600	46,096
Teradata Corporation*	1,900	64,201
Visa, Inc., Class A	15,500	1,631,220
		4,572,388
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	5,400	346,680
Charles River Laboratories International, Inc.*	400	43,208
ICON plc*	400	45,552
Illumina, Inc.*	200	39,840
Thermo Fisher Scientific, Inc.	500	94,600
		569,880
Machinery — 1.6%
AGCO Corporation	600	44,262
Barnes Group, Inc.	4,500	316,980
Caterpillar, Inc.	1,200	149,652
Deere & Company	1,000	125,590
Illinois Tool Works, Inc.	600	88,776
The Middleby Corporation*	300	38,451
Nordson Corporation	300	35,550
Terex Corporation	5,100	229,602
The Toro Company	1,800	111,708
		1,140,571
Media — 0.7%
AMC Entertainment Holdings, Inc., Class A	1,500	22,050
Charter Communications, Inc., Class A*	100	36,342
Comcast Corporation, Class A	9,100	350,168
Sirius XM Holdings, Inc.	10,000	55,200
The Walt Disney Company	500	49,285
		513,045

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS — 96.1% (a) (Continued)
COMMON STOCKS — 95.9% (a) (Continued)
Metals & Mining — 0.2%
Newmont Mining Corporation	1,200	$45,012
Nucor Corporation	700	39,228
Randgold Resources, Ltd. — ADR	400	39,064
		123,304
Multiline Retail — 1.2%
Dillard’s, Inc., Class A	1,000	56,070
Dollar General Corporation	5,200	421,460
Dollar Tree, Inc.*	3,000	260,460
Kohl’s Corporation	800	36,520
Nordstrom, Inc.	600	28,290
Target Corporation	800	47,208
		850,008
Oil, Gas & Consumable Fuels — 0.6%
Carrizo Oil & Gas, Inc.*	3,500	59,955
Concho Resources, Inc.*	400	52,688
Exxon Mobil Corporation	300	24,594
Occidental Petroleum Corporation	600	38,526
Phillips 66	900	82,449
Pioneer Natural Resources Company	600	88,524
Valero Energy Corporation	1,300	100,009
		446,745
Paper & Forest Products — 0.1%
Boise Cascade Company*	1,200	41,880

Pharmaceuticals — 1.1%
AstraZeneca plc — SP-ADR	1,400	47,432
Bristol-Myers Squibb Company	1,200	76,488
Eli Lilly and Company	1,000	85,540
GW Pharmaceuticals plc — ADR*	2,100	213,129
Jazz Pharmaceuticals plc*	900	131,625
Mylan N.V.*	500	15,685
Novo Nordisk A/S — SP-ADR	1,500	72,225
Pfizer, Inc.	2,800	99,960
Shire plc — ADR	300	45,942
		788,026
Professional Services — 0.4%
51job, Inc. — ADR*	3,300	200,013
Equifax, Inc.	200	21,198
ManpowerGroup, Inc.	500	58,910
		280,121
REITs — 0.4%
American Tower Corporation	600	82,008
Extra Space Storage, Inc.	1,000	79,920
Simon Property Group, Inc.	400	64,404
Weyerhaeuser Company	2,300	78,269
		304,601
Road & Rail — 0.6%
J.B. Hunt Transportation Services, Inc.	2,400	266,592
Knight-Swift Transportation Holdings, Inc.*	864	35,899
Norfolk Southern Corporation	400	52,896
Union Pacific Corporation	400	46,388
		401,775
Semiconductors & Semiconductor
Equipment — 6.1%
Ambarella, Inc.*	1,900	93,119
Analog Devices, Inc.	3,257	280,656
Applied Materials, Inc.	4,900	255,241
ASML Holding N.V.	1,300	222,560
Broadcom, Ltd.	400	97,016
Cavium, Inc.*	2,900	191,226
Himax Technologies, Inc. — ADR	1,800	19,674
Impinj, Inc.*	400	16,644
Integrated Device Technology, Inc.*	2,600	69,108
KLA-Tencor Corporation	1,600	169,600
Lam Research Corporation	700	129,528
Marvell Technology Group, Ltd.	2,600	46,540
Maxim Integrated Products, Inc.	4,600	219,466
Microchip Technology, Inc.	1,300	116,714
Micron Technology, Inc.*	12,600	495,558
NVIDIA Corporation	4,500	804,465
Qorvo, Inc.*	700	49,476
Skyworks Solutions, Inc.	1,100	112,090
Taiwan Semiconductor Manufacturing
Company, Ltd. — SP-ADR	1,900	71,345
Teradyne, Inc.	6,500	242,385
Texas Instruments, Inc.	2,800	250,992
Xilinx, Inc.	3,600	254,988
		4,208,391
Software — 7.9%
Adobe Systems, Inc.*	4,900	730,982
ANSYS, Inc.*	800	98,184
Autodesk, Inc.*	4,600	516,396
Cadence Design Systems, Inc.*	1,700	67,099
Check Point Software Technologies, Ltd.*	2,800	319,256
Citrix Systems, Inc.*	1,100	84,502
CyberArk Software, Ltd.*	900	36,900
Electronic Arts, Inc.*	1,600	188,896
FireEye, Inc.*	3,300	55,341
Fortinet, Inc.*	900	32,256
Microsoft Corporation	11,300	841,737

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS — 96.1% (a) (Continued)
COMMON STOCKS — 95.9% (a) (Continued)
Software — 7.9% (Continued)
Pegasystems, Inc.	1,500	$86,475
Red Hat, Inc.*	3,000	332,580
Salesforce.com, Inc.*	8,600	803,412
Snap, Inc., Class A*	2,800	40,712
Splunk, Inc.*	600	39,858
Symantec Corporation	2,500	82,025
Synopsys, Inc.*	2,200	177,166
Take-Two Interactive Software, Inc.*	2,400	245,352
VMware, Inc., Class A*	6,200	676,978
		5,456,107
Specialty Retail — 3.3%
AutoZone, Inc.*	400	238,044
Best Buy Company, Inc.	3,400	193,664
CarMax, Inc.*	500	37,905
The Children’s Place, Inc.	800	94,520
Five Below, Inc.*	2,000	109,760
The Home Depot, Inc.	3,000	490,680
L Brands, Inc.	1,600	66,576
Lowe’s Companies, Inc.	2,600	207,844
Lumber Liquidators Holdings, Inc.*	1,000	38,980
O’Reilly Automotive, Inc.*	600	129,222
Penske Automotive Group, Inc.	600	28,542
Ross Stores, Inc.	3,800	245,366
Signet Jewelers, Ltd.	600	39,930
Tiffany & Company	800	73,424
The TJX Companies, Inc.	1,400	103,222
Tractor Supply Company	700	44,303
Ulta Beauty, Inc.*	100	22,606
Williams-Sonoma, Inc.	2,300	114,678
		2,279,266
Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	11,500	1,772,380
HP, Inc.	3,600	71,856
NetApp, Inc.	1,700	74,392
Stratasys, Ltd.*	1,700	39,304
		1,957,932
Textiles, Apparel & Luxury Goods — 0.5%
Carter’s, Inc.	500	49,375
Coach, Inc.	900	36,252
lululemon athletica, Inc.*	1,400	87,150
Michael Kors Holdings, Ltd.*	1,300	62,205
PVH Corporation	400	50,424
Ralph Lauren Corporation	1,000	88,290
		373,696
Trading Companies & Distributors — 0.4%
HD Supply Holdings, Inc.*	1,200	43,284
United Rentals, Inc.*	600	83,244
W.W. Grainger, Inc.	900	161,775
		288,303
TOTAL COMMON STOCKS
(cost $50,396,916)		66,607,702

CLOSED-END FUNDS — 0.2% (a)
Altaba, Inc.*	2,200	145,728
TOTAL CLOSED-END FUNDS
(cost $142,951)		145,728

SHORT-TERM INVESTMENTS — 1.20% (a)
MONEY MARKET FUNDS — 1.20% (a)
Fidelity Investments Money Market Government
Portfolio, Institutional Share Class, 0.910%^	832,998	832,998
TOTAL MONEY MARKET FUNDS
(cost $832,998)		832,998
TOTAL INVESTMENTS — 97.3%
(cost $51,372,865)		67,586,428
Cash and receivables, less liabilities — 2.7% (a)		1,907,842
TOTAL NET ASSETS — 100.0%		$69,494,270

*	Non-income producing security.
^	Rate shown in the 7-day effective yield September 30, 2017.
(a)	Percentages for the various classifications relate to net assets.
ADR – Unsponsored American Depositary Receipt
A/S – Danish Stock-Based Corporation
N.V. – Dutch Public Limited Liability Company
plc – Public Limited Company
REITs – Real Estate Investment Trusts
S.A.B de C.V. – Sociedad Anonima Bursetil De Capital Variable
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC. For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,394)	$783,003
Interest	11,170
Total investment income	794,173
EXPENSES:
Management fees	721,954
Distribution fees	104,696
Transfer agent fees	102,631
Administrative services	81,516
Insurance expense	61,811
Custodian fees	61,294
Shareholder servicing fees	56,052
Professional fees	52,598
Accounting services	51,512
Registration fees	34,574
Board of Directors fees	28,000
Chief Compliance Officer fees	25,500
Printing and postage expense	21,930
Other expenses	14,813
Total expenses	1,418,881
NET INVESTMENT LOSS	(624,708)
NET REALIZED GAIN ON INVESTMENTS	8,162,852
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	3,194,285
NET GAIN ON INVESTMENTS	11,357,137
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,732,429

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2017 and 2016

	2017	2016
OPERATIONS:
Net investment loss	$(624,708)	$(880,491)
Net realized gain on investments	8,162,852	8,310,589
Net change in unrealized appreciation (depreciation) on investments	3,194,285	(7,227,971)
Net increase in net assets resulting from operations	10,732,429	202,127
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($4.42741 per share and $3.63788 per share, respectively)	(6,090,037)	(6,849,459)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (46,615 and 91,172 shares, respectively)	2,494,317	4,930,707
Proceeds from shares issued in distributions reinvested (119,480 and 114,964 shares, respectively)	5,884,416	6,523,065
Cost of shares redeemed (453,557 and 717,864 shares, respectively)	(23,988,143)	(38,684,802)
Net decrease in net assets derived from Fund share activities	(15,609,410)	(27,231,030)
TOTAL DECREASE IN NET ASSETS	(10,967,018)	(33,878,362)
NET ASSETS AT THE BEGINNING OF THE YEAR	80,461,288	114,339,650
NET ASSETS AT THE END OF THE YEAR
(Includes accumulated net investment loss of $(9,543) and $(709,793), respectively)	$69,494,270	$80,461,288

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Year Ended September 30,
	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$53.65	$56.84	$75.86	$71.45	$58.97
Income from investment operations:
Net investment loss(1)	(0.46)	(0.49)	(0.49)	(0.49)	(0.14)
Net realized and unrealized gains on investments	8.57	0.94	0.40	8.28	13.25
Total from investment operations	8.11	0.45	(0.09)	7.79	13.11
Less distributions:
Distributions from net capital gains	(4.43)	(3.64)	(18.93)	(3.38)	(0.63)
Total from distributions	(4.43)	(3.64)	(18.93)	(3.38)	(0.63)
Net asset value, end of year	$57.33	$53.65	$56.84	$75.86	$71.45
TOTAL RETURN	16.44%	0.48%	(1.00%)	11.01%	22.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$69,494	$80,461	$114,340	$162,930	$205,879
Ratio of expenses to average net assets	1.97%	1.86%	1.71%	1.59%	1.58%
Ratio of net investment loss to average net assets	(0.87%)	(0.90%)	(0.77%)	(0.65%)	(0.21%)
Portfolio turnover rate	343%	491%	272%	102%	133%

(1)	Amount calculated based on average shares outstanding throughout the year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments and closed-end funds, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”), or if no sale is reported, the latest bid price. Securities which are traded on NASDAQ (including closed-end funds) under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(1)	Summary of Significant Accounting Policies — (Continued)

Market, are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2017, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1— Common Stocks*	$66,607,702
Closed-End Funds	145,728
Money Market Funds	832,998
Total Level 1	67,586,428
Level 2— None	—
Level 3— None	—
Total	$67,586,428

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. For the year ended
September 30, 2017, there were no transfers between levels. The Fund did not invest in any Level 3 securities during the year.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(1)	Summary of Significant Accounting Policies — (Continued)

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of net operating losses and equalization. For the year ended September 30, 2017, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$1,324,958	$(1,999,106)	$674,148

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2017. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2017, open Federal tax years include the tax years ended September 30, 2014 through 2017. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2017, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an advisory agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the year ended September 30, 2017.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(2)	Investment Advisory Agreement and Transactions With Related Parties — (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the year ended September 30, 2017, purchases and proceeds of sales of investment securities (excluding short-term securities) were $239,576,082 and $261,581,839, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2017:

Tax cost of investments	$52,814,444
Gross tax unrealized appreciation	$16,567,777
Gross tax unrealized depreciation	(1,795,793)
Net unrealized appreciation	$14,771,984
Distributable ordinary income	$1,755,350
Distributable long term capital gains	3,467,238
Total distributable earnings	$5,222,588
Other accumulated losses	$(339,931)
Total accumulated gain	$19,654,641

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2017 and 2016:

September 30, 2017		September 30, 2016
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$—	$6,090,037	$—	$6,849,459

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2017.

As of September 30, 2017, the Fund did not have a post-October capital loss or a capital loss carryforward. The Fund did not have a late year ordinary loss as of September 30, 2017.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(6)	Subsequent Events —

Management has evaluated events and transactions after September 30, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reynolds Blue Chip Growth Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 21, 2017

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS
(Unaudited)

		Term of		# of Funds	Other
	Position(s)	Office and		in Complex	Directorships
Name, Age	Held with	Length of	Principal Occupation(s)	Overseen	Held by Director
and Address	the Fund	Time Served	During Past Five Years	by Director	or Officer

Non-Interested Directors:
Thomas F. Gilbertson, 74	Director	Indefinite term	Mr. Gilbertson is an entrepreneur that	1	None
c/o Reynolds Capital		since March	previously owned and operated
Management, LLC		2015	restaurants in Naples, Florida.
7652 Las Vegas
Boulevard #1
Las Vegas, NV 89123

Robert E. Stauder, 87	Director	Indefinite term	Mr. Stauder is retired. He was a principal of	1	None
c/o Reynolds Capital		since 1988	Robinson Mills + Williams, an architectural
Management, LLC			and interior design firm, from 1991 until 1996.
7652 Las Vegas
Boulevard #1
Las Vegas, NV 89123

Interested Director:
Frederick L. Reynolds,* 75	Director,	Indefinite term	Mr. Reynolds is the sole owner of	1	None
Reynolds Capital		since 1988	the Adviser, which business commenced in 1985.
Management, LLC
7652 Las Vegas	President	One year term
Boulevard #1	and	since 1988
Las Vegas, NV 89123	Treasurer

Other Officer:
Chad Bitterman, 45	Chief	At discretion	Mr. Bitterman has been a Compliance Officer	N/A	None
Northern Lights	Compliance	of Board	for Northern Lights Compliance Services, LLC
Compliance Services, LLC	Officer	since 2016	since 2010.
17605 Wright Street
Omaha, NE 68130
__________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director of the Company by reason of his being an officer of the Company and the sole owner of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com and on the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Reynolds Blue Chip Growth Fund
PRIVACY POLICY
(Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.
•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 0% of dividends declared and paid during the year ended September 30, 2017 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 0% of dividends declared and paid during the year ended September 30, 2017 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

(This Page Intentionally Left Blank.)

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
7652 Las Vegas Boulevard S. #1
Las Vegas, Nevada 89123

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	15,500	15,500
Audit-Related Fees	0	0
Tax Fees	4,000	0
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)*    /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date   November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date   November 30, 2017

* Print the name and title of each signing officer under his or her signature.